                                                                      EXHIBIT 24

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Robert E. Lowder, W. Flake Oakley and Sarah H. Moore and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, to sign any reports or other filings which may be required to be filed with the Securities and Exchange Commission on behalf of The Colonial BancGroup, Inc. (the "Registrant"), in relation to the Registrant's acquisition by merger of Palm Beach National Holding Company (the "Acquisition") pursuant to the terms of the certain Agreement and Plan of Merger, dated as of May 28, 2002, by and between the Registrant and Palm Beach National Holding Company; to sign any registration statement of the Registrant on Form S-4 or other appropriate form and any amendments thereto, including, without limitation, a post-effective amendment on Form S-8, for the purpose of registering under the Securities Act of 1933, as amended, shares to be offered and sold by the Registrant in relation to the Acquisition; to file such other reports or other filings, such registration statements and amendments thereto, with all exhibits thereto, and any documents in connection therewith with the Securities and Exchange Commission; and to file such notices, reports or registration statements (and amendments thereto) with any such securities authority of any state which may be necessary to register or qualify for an exemption from registration any securities offered or sold by BancGroup in such states in relation to the Acquisition, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite to be done in connection with the Acquisition as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

     Done this 27th day of June, 2002, in Montgomery, Alabama.

/s/ Robert E. Lowder                         Chairman of the Board, President
-----------------------------                and Chief Executive Officer
Robert E. Lowder

/s/ Lewis E. Beville                         Director
-----------------------------
Lewis E. Beville

/s/ William Britton                          Director
-----------------------------
William Britton

/s/ Jerry J. Chesser                         Director
-----------------------------
Jerry J. Chesser

/s/ Augustus K. Clements, III                Director
-----------------------------
Augustus K. Clements, III

                                             Director
-----------------------------
Robert S. Craft

/s/ Patrick F. Dye                           Director
-----------------------------
Patrick F. Dye

                                             Director
-----------------------------
Clinton O. Holdbrooks

/s/ Harold D. King                           Director
-----------------------------
Harold D. King

/s/ John Ed Mathison                         Director
-----------------------------
John Ed Mathison

                                             Director
-----------------------------
Milton E. McGregor

                                             Director
-----------------------------
John C. H. Miller, Jr.

/s/ Joe D. Mussafer                          Director
-----------------------------
Joe D. Mussafer

/s/ William E. Powell, III                   Director
-----------------------------
William E. Powell, III

/s/ James W. Rane                            Director
-----------------------------
James W. Rane

/s/ Frances E. Roper                         Director
-----------------------------
Frances E. Roper

/s/ Simuel Sippial                           Director
-----------------------------
Simuel Sippial

/s/ Edward V. Welch                          Director
-----------------------------
Edward V. Welch